Accrued liabilities	3 Months Ended
Mar. 31, 2017
Accrued liabilities
Accrued liabilities

5. Accrued liabilities

Accrued liabilities consist of the following (in thousands):

	March 31,	December 31,
	2017	2016
Consulting and professional fees	$2,865	$1,110
Accrued payable due Taro Pharmaceuticals Industries Ltd.	—	7,500
Accrued interest	245	—
Supply agreement - current portion	4,207	4,207
Employee compensation	553	1,554
Other	7	497
Total accrued liabilities	$7,877	$14,868